UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2001

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-16163	WGL Holdings, Inc. 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
1-1483	Washington Gas Light Company 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None

Item 5. Other Events

On September 26, 2001, WGL Holdings, Inc. (WGL Holdings), the parent company of Washington Gas Light Company (Washington Gas) and other energy related subsidiaries announced the election of Terry McCallister as President and Chief Operating Officer of WGL Holdings and Washington Gas. James H. DeGraffenreidt, Jr., who previously served as President, will continue to serve as Chairman and Chief Executive Officer of WGL Holdings and Washington Gas. Mr. McCallister's election as President of WGL Holdings and Washington Gas became effective October 1, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            WGL Holdings, Inc.
                                                                                                      and
                                                                                    Washington Gas Light Company
                                                                                                (Registrants)

Date         October 4, 2001                                              /s/ Robert E. Tuoriniemi
                                                                                          Robert E. Tuoriniemi
                                                                                                    Controller
                                                                                (Principal Accounting Officer)